UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 22, 2006


                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-26659               95-4438337
  (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 8.01 Other Events.
-----------------------
Item 9.01 Exhibits.
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SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 8.01  Other Events
-----------------------

     On February 22, 2006, Homestore, Inc. (the "Company") issued a press release announcing its intention to change its name to Move, Inc. and to launch several new product offerings. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     In addition, the press release discusses the acquisition by the Company of certain assets from TMP Directional Marketing. The Company will be filing additional information regarding the agreement providing for such acquisition on a separate Current Report on Form 8-K.


Item 9.01  Exhibits.
--------------------

(c) Exhibits

       The following exhibit is furnished herewith:

             99.1    Press Release dated February 22, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMESTORE, INC.


Date: February 22, 2006            By: /s/ Michael R. Douglas
                                       -----------------------------------------
                                       Michael R. Douglas
                                       Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX


     99.1      Press Release dated February 22, 2006.